 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q4 2017)(WSBC financials as of Q3 2017)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2016 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2017, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

Who and Where We Are

- Founded in 1870
  - $9.9 billion in assets
  - Strong community banking roots
  - Headquartered in Wheeling, WV
- Strong market positions across legacy and diverse, major metropolitan markets
  - Balanced market distribution
  - Strong demographic trends across footprint
- Diversified and well-balanced
  - Multiple revenue generation engines
  - 100-year old trust business
  - Proprietary mutual fund family
- Strong credit quality and regulatory compliance
- Well-defined growth strategies

Strong Market Positions in Major Markets



Fort Wayne
Akron
Canton
Pittsburgh
#10
Columbus
#12
#15
Dayton
Indianapolis
Bloomington
Cincinnati
#18
#3
#10
Louisville
Frankfort
Lexington
#2
Charleston

Broad and Balanced Market Distribution



Loans
KY 7%
IN 8%
WV 29%
PA 20%
OH 36%
Deposits
KY 8%
IN 7%
WV 35%
PA 21%
OH 29%

Note: asset, location, loan, & deposit data as of 9/30/2017; market share based on 2017 MSA deposit rankings (source: S&P Global) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance)

2

Key Differentiators

- Emerging financial services company with a community bank at its core
  - Diversified revenue growth engines with a critical focus on credit quality
  - Well-balanced loan and deposit distribution across broad footprint
  - Robust legacy market share combined with strong market positions across diverse metropolitan markets
  - Strong legacy of credit and risk management

- Solid, and growing, non-interest income generation
  - $3.9B of assets under management, including $0.9B in our *WesMark Funds*
  - Year-to-date operating non-interest income increased 14% year-over-year

- Focus on customer service to ensure relationship value that meets all customer needs efficiently and effectively

- Strong expense management culture with a year-to-date efficiency ratio of 56.9%, while executing on long-term growth strategies

Note: market share based on 2017 MSA deposit rankings (source: S&P Global); financial data as of quarter ending 9/30/2017 (operating non-interest income as of year-to-date period ending 9/30/17); please see the reconciliations to GAAP results in the appendix

3

Investment Rationale

- Well-balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder value
- Well-defined growth and $10 billion asset threshold strategies for long-term success
- Focus on shareholder value through earnings and dividend growth
- Favorable asset quality and operating metrics when compared to peers
- Stock trades at a 1-2x multiple discount – despite favorable operating metrics

Well-positioned for continued, high-quality growth with strong upside market appreciation potential

Note: multiple discount based on stock prices and consensus estimates (current year and next year) as of 10/30/17 (source: FactSet)

4

 Growth Strategy

Long-Term Growth Strategies

- Diversified loan portfolio with a focus on Commercial & Industrial (C&I) and home equity lending
  - Increased productivity from and enhancements to the commercial lending team
  - Utilizing financial center network to support home equity lending
- Long history of strong wealth management capabilities
  - Proprietary mutual funds, and a century of trust experience
  - Established wealth management services key to fee income growth strategy
- Traditional retail banking service strategies
  - Focus on customer service and convenience
  - Customer needs-based product evaluation and delivery through various channels and cross-disciplines
- Strong culture of expense management
  - Focus on delivering positive operating leverage while making necessary growth-oriented and risk-prevention investments
- Franchise-enhancing expansion in contiguous markets

6

Diversified Loan Portfolio

- Focus on strategic growth, diversification, and credit quality
  - Expansion of Commercial and Industrial (C&I) and HELOC portfolios
  - Targeted reductions in consumer portfolio to reduce risk profile
- Full suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilities
- Average loans to average deposits ratio of 90.4% provides significant opportunity for continued loan growth
- Manageable lending exposure, with no concentrations, to the energy-related, hotel, and retail industries

$6.4 Billion Loan Portfolio



Comm'l & Industrial 18%
Consumer 5%
HELOC 8%
Residential R/E 21%
Comm'l R/E: Land, Construction 10%
Comm'l R/E: Improved Property 38%

Five-Year CAGR

Loan Category	Total	Organic
C&I	20%	11%
HELOC	16%	10%
Residential R/E	15%	3%
Comm'l R/E (Total)	12%	5%
Consumer	7%	(7%)

Note: loan and deposit data as of 9/30/17; CAGR based on 9/30/12; organic CAGR excludes loans acquired from Your Community Bankshares (9/9/16), ESB Financial (2/10/15), and Fidelity Bancorp (11/30/12)

7

Strong Wealth Management Capabilities

Trust & Investments

- $3.9B of trust and mutual fund assets under management
- 5,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana
- *WesMark* funds



Trust Assets
(Market Value as of 12/31) ($B)
$2.3
$3.1
$3.2
$3.9
CAGR
4%
2002
2007
2012
2017
(9/30)

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Applied quotation software utilization (personal)
- TPA services for small business ealthcare plans

WesBanco
Wealth Management Services

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion in Kentucky and Indiana



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$185
$270
$365
$500
CAGR
52%
2013
2014
2015
2016
2017
(9/30)
Loans
Deposits

Private Banking

- $500MM in private banking loans and deposits
- 1,600+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana

Note: assets and clients as of 9/30/17; chart financials as of 12/31 unless otherwise stated

8

Retail Banking Strategies

- Efficient financial center network that provides a core funding advantage
  - Effective staff management and technology utilization supported by centralized, low-cost back office functions
  - Utilizing network to support residential mortgage, home equity lending, and business banking, as well as wealth management products and services
- Transitioning financial center personnel from transaction-based to needs -based sales activity
  - Full integration of CRM system to track relationships and referrals
  - Centers in key markets have bankers licensed to offer investment products
  - Majority of urban center managers have completed or are enrolled in our Business Banking Academy program
  - Growth in demand deposits, business banking loans, and e-banking fees
- Continuous reviews for financial center optimization
  - Technology deployments and an omni-channel distribution model
  - Since 2012, closed eleven offices, downsized five, and opened or moved four offices in more attractive locations

Note: location data as of 9/30/2017

9

 *  Strong Culture of Expense Management  Fundamental focus on expense management to deliver positive operating leverage and increase shareholder valueScalable technology infrastructure supports both organic and acquisition-related growth without significant additional investmentEmphasis on technology and software to streamline and improve processes, reduce travel cost, and enhance communicationIntroduced software and cost control tools to enhance overall combined purchasing efforts and to better manage travel expensesRegular review of all operational and information technology contracts and services to ensure quality while controlling costs

Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas
- Critical, long-term focus on shareholder return
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank oriented value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Radius



OHIO
INDIANA
KENTUCKY
TENNESSEE
WEST VIRGINIA
MARYLAND
Pittsburgh
Cincinnati
Baltimore
Washington

Recent Acquisitions

- YCB: announced May-16; closed Sep-16
- ESB: announced Oct-14; closed Feb-15
- Fidelity: announced Jul-12; closed Nov-12
- AmTrust (5 branches): announced Jan-09; closed Mar-09
- Oak Hill: announced Jul-07; closed Nov-07

11

$10 Billion Asset Threshold Plan

- Current environment does not change stated plans or infrastructure build

- Methodically making the necessary investments, and believe are well-positioned from staffing, infrastructure development, process, compliance, and CRA perspectives
  - Liquidity, loan, and capital stress testing in preparation for DFAST reporting
  - Majority of preparatory costs (staff, software, consulting) have been incurred to-date, and currently anticipate no large, single-period investment requirement

- Continuing to monitor and assess the timing and impact of crossing
  - While currently ready to cross the threshold, anticipate crossing sometime during the next one to two years, without having to constrain loan growth
  - Prefer to cross via a franchise-enhancing acquisition(s) within a six-hour drive of Wheeling headquarters either through a combination of several small- to mid-sized deals, or a larger, several billion dollar asset transaction
    - Potential acquisition must enhance shareholder value and be accretive to help cover reduced interchange income and additional FDIC expense

12

 *  Favorable Operating Metrics  Disciplined execution upon growth strategies providing favorable performance versus peer group across key operating metrics  Note: financial data as of 12/31; current YTD data as of 9/30/2017; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 10/31/17) and represent simple averages for ROTCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Average Tangible Equity  Non-Performing Assets to Total Assets

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide flexibility while continuing to enhance shareholder valueQ3 2017 dividend payout ratio of 43.3% provides upside potentialQ3 2017 dividend yield 2.6%, compared to 1.6% for bank group  *  Note: dividend through August 2017 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring & merger-related costs; WSBC dividend yield based upon 10/30/17 closing stock price of $40.08; bank group ($5B to $10B total assets) dividend data as of 3Q2017 (source as of 10/31/17: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)  +86%  +52%

 Financial Overview

Financial and Operational Highlights – Q3 2017

- Net income up 13.9% and EPS of $0.60 (excluding merger-related costs)
- Return on tangible common equity of 13.3% (excluding merger-related costs)
- Strong progress on our operational and growth strategies in order to maintain a strong financial institution
  - Well-positioned for success in any type of operating environment
- Investing in becoming a larger company while carefully managing costs
  - Committed to driving positive operating leverage and maintaining a strong efficiency ratio while balancing the necessary investments for crossing the $10 billion asset threshold and future growth
  - Enhancing talent and product breadth for strategic long-term growth
- Continued strategy execution to diversify/strengthen loan portfolio quality
  - Strategic focus loan categories delivered mid-single digit year-over-year loan growth of 5.5% in total commercial lending and 4.3% in home equity lending
  - Targeted reductions in consumer portfolio (indirect lending) to reduce risk profile
  - Continued sale of a higher percentage of residential real estate mortgages in the secondary market, which has benefit of increasing fee income

Note: financial data as of quarter ending 9/30/2017, which reflects impact of the YCB merger (closed 9/9/2016), and compared to the quarter ending 9/30/2016; please see the reconciliations to GAAP results in the appendix

16

 Financial Performance Summary (Non-GAAP)  *  excludes merger-related expensesall figures are three month ending figures; do not disclose year-to-date figuresNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 9, 2016

Net Interest Margin

- During 2017, net interest margin (NIM) improvement has resulted from a combination of balance sheet remix strategy, the YCB acquisition, and recent Federal Reserve target federal funds rate increases
  - Positioned for asset sensitivity in a rising interest rate environment
  - Demand deposits have increased to 50% of total deposits (vs. 46% last year)
  - Year-to-date total interest-bearing deposit costs have only increased 5 basis points year-over-year, benefiting from non-interest bearing deposits increasing to 26% of total deposits and, potentially, our core deposit funding advantage
  - Competitive pressures continue on loan pricing and non-pricing terms
  - Decline in yield curve since the end of 2016 provides NIM expansion headwind

Net Interest Margin (FTE)



3.61%
3.41%
3.32%
3.36%
3.32%
3.48%
2014
2015
2016
3Q15
3Q16
3Q17
Annual
Quarterly

Note: the "yield curve" represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~80bp at 9/30/2017 (source: Federal Reserve H.15 Selected Interest Rates)

18

Interest Rate Sensitivity

- Positioned for asset sensitivity in a rising rate environment

Immediate Change in Interest Rates	Change in Net Interest Income from Base over One Year	
	December 31, 2016	September 30, 2017
+1% Rate Shock	+3.1%	+3.0%
+2% Rate Shock	+4.6%	+5.0%
+3% Rate Shock	+4.7%	+7.4%
+2% Rate Ramp	+3.2%	+2.3%
(1%) Rate Shock	(2.3%)	(3.0%)
EVE +2% Rate Shock	+6.7%	(1.6%)
EVE (1%) Rate Shock	(9.8%)	(2.9%)

Note: "EVE" is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

19

Securities Portfolio

- Securities portfolio represents ~24% of total assets
  - Scheduled maturities, calls, and select sales of short-term, lower-yielding securities to help manage risk and portfolio efficiency while funding loan growth
- Provides near-term flexibility to support loan growth, provide liquidity, and manage the size of the balance sheet under $10B
- Portfolio characteristics:
  - No credit-related issues
  - Few callable agency and no high-premium mortgage-backed securities
  - Average tax-equivalent yield 2.99%
  - Weighted average life ~4.1 years
  - 40% unpledged

Composition as of 9/30/2017



Agency Mortgage-Backed & CMO 54%
Municipals 39%
Corporate Bonds 3%
U.S. Gov't Agencies 4%
Other 0%

Total Securities = $2.3B

Note: financial data as of 9/30/2017

20

Diversified Revenue Generation: Non-Interest Income

- Operating non-interest income contributed 23% of net revenue during Q3 2017 year-to-date
- Q3 2017 operating non-interest income reflects:
  - Growth in electronic banking and deposit service fees from a larger customer deposit base from new Indiana and Kentucky markets
  - Higher gains on mortgage sales from strategy to sell a higher percentage of residential mortgages in secondary market
  - Trust fees impacted by ~$(0.2MM) adjustment and lower estate fees
  - Other income declined due to the prior year including higher commercial loan swap income



Operating Non-Interest Income ($MM)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$68.6
$73.2
$78.4
$57.3
$65.4
2014
2015
2016
3Q16
3Q17
Annual
Year-to-Date
Deposits
e-Banking
Trust
Brokerage
Mtg Sales
BOLI
Other

Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix

21

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management
  - Based upon conservative underwriting standards
- Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas
  - Reports to board-level Risk Committee
- Enhancing strong compliance management system
  - Strong and scalable BSA/AML function
- Liquidity, loan, and capital stress testing for post-$10 billion DFAST reporting
- Strong regulatory capital ratios well above regulatory requirements
- Six consecutive "outstanding" CRA ratings since 2003

Basel III Tier 1 Risk-Based Capital Ratio


12.95%
13.16%
13.21%
13.37%
13.62%
Required
6.0%
3Q16
4Q16
1Q17
2Q17
3Q17

Basel III Common Equity Tier 1 Capital Ratio


11.07%
11.28%
11.28%
11.45%
11.70%
Required
4.5%
3Q16
4Q16
1Q17
2Q17
3Q17

Note: Your Community Bankshares merger closed September 9, 2016

22

Appendix

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  33  4  Robert Young  EVP – Chief Financial Officer  31  16  Lynn Asensio  EVP – Retail Administration  39  12  Ivan Burdine  EVP – Chief Credit Officer  37  4  Jonathan Dargusch  EVP – Wealth Management  36  7  Gregory Dugan  EVP – Senior Operations Officer  40  38  Steve Lawrence  EVP – Chief Internal Auditor  37  23  Michael Perkins  EVP – Chief Risk & Administration Officer  22  22  Anthony Pietranton  EVP – Human Resources  29**  4  Brent Richmond  EVP – Treasury & Strategic Planning  32  15  Jayson Zatta  EVP – Chief Banking Officer  31  9  Experienced and Stable Management Team  * as legal counsel to WesBanco ** in financial services, including nine in banking  *

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance and Total Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  *  Note: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Reconciliation: Net Income and EPS (Diluted)  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *   (1) three-, six-, and nine-month (as applicable) net income figures are annualizedNote: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

 *   (1) three-, six-, and nine-month (as applicable) net income figures are annualized; amortization of intangibles tax effected at 35%Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Tangible Equity

 Reconciliation: Operating Non-Interest Income  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance and Total Loans